NEWS RELEASE
ELIZABETH CONWAY	SUE PERRAM
DIRECTOR	DIRECTOR
EXTERNAL COMMUNICATIONS	INVESTOR RELATIONS
502-774-7737	502-774-6862
ELIZABETH_CONWAY@B-F.COM	SUE_PERRAM@B-F.COM

BROWN-FORMAN ANNOUNCES CFO LEADERSHIP CHANGE

LOUISVILLE, KY, April 15, 2021 -- Brown-Forman Corporation announces today a leadership change in its chief financial officer (CFO) role. Jane Morreau, executive vice president, chief financial officer, will be leaving Brown-Forman after a nearly three-decade career at the company on July 1. Leanne Cunningham, senior vice president, shareholder relations officer, global commercial finance and financial planning and analysis, has been appointed chief financial officer, to succeed Morreau on July 2.

Morreau joined Brown-Forman in 1991 and ascended through the finance ranks in planning and analytics, corporate financial reporting, capital management, and commercial finance, eventually becoming the company’s first female controller and chief accounting officer (CAO). In 2008, she became a member of the Executive Leadership Team and, in addition to her role as CAO, also assumed responsibility for global production finance, brands and commercial finance, and information technology (IT). In 2013, Morreau assumed the role of chief production officer (CPO) and head of information technology before being promoted to chief financial officer a year later. As CFO, Morreau has spearheaded innovative capital investment strategies, resource allocation models, business transformation efforts, and implemented analytic tools and technologies that have been instrumental to achieving the company’s corporate ambitions. She leaves a legacy of furthering the globalization of Brown-Forman’s business, reshaping its portfolio of consumer brands, and developing leaders across the globe. Additionally, Morreau has been a tireless champion of the company’s environmental, social, and corporate governance (ESG) initiatives and a visible and vocal advocate for diversity and inclusion programs and outcomes.
“Jane has been a valuable leader to the company, guiding many strategic transactions, sharing thought leadership, providing disciplined financial acumen, and leading our information technology and global production functions,” said President and Chief Executive Officer Lawson Whiting. “Most recently her financial leadership throughout the pandemic and tariff policy implementation has helped Brown-Forman continue to be a strong investment for our shareholders. Jane has also served in an important leadership role in advancing our diversity and inclusion efforts, making positive impacts on our business and our people around the world. We thank Jane for her lasting contributions to Brown-Forman over many years that have positioned us for continued success going forward.”

Morreau added, “I deeply value the opportunities I’ve had and the relationships I’ve built over the last thirty years at Brown-Forman. I have been able to grow and thrive while also making an impact on the community and people around me. I have contributed to the growth of our people and our brands around the world and I am especially proud of the work done by the Finance and IT teams during my tenure. These teams are delivering top-tier performance and strategic insight-driven recommendations that will continue to ensure there is ‘Nothing Better in the Market.’”

Cunningham has served Brown-Forman for more than 25 years in a variety of roles. Currently, she is responsible for the strategy, direction, and oversight of financial forecasting and reporting across the global business, and for cultivating relationships with the investment community, to include our largest group of shareholders, the Brown family. She spent many years in our global production operations, having served as general manager, Brown-Forman Brands, where she led teams through the acquisition and integration of The Benriach Distillery Company Limited and the establishment of the Slane and Old Forester distilleries. Cunningham held roles as director of finance and chief of staff/director of business development for Global Production, as well as roles in corporate strategy, accounting, and commercial finance functions.

“Leanne brings a diverse set of experiences to the role of chief financial officer, having spent time in the core of our business - production - as well as guiding our important long-term strategic decisions through her leadership in multiple finance roles,” said Whiting. “In addition, Leanne is a proven leader with relationships in the investment community and with our long-term shareholders. I look forward to working with her in this critical role and as part of Brown-Forman’s executive leadership team.”

Cunningham added, “I look forward to joining the leadership team and leading the finance organization to contribute to Brown-Forman’s long-term success as the company continues to grow globally.”

For over 150 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel’s Tennessee Whiskey, Jack Daniel’s Tennessee RTDs, Jack Daniel’s Tennessee Honey, Jack Daniel’s Tennessee Apple, Jack Daniel’s Tennessee Fire, Gentleman Jack, Jack Daniel’s Single Barrel, Finlandia, Korbel, el Jimador, Woodford Reserve, Old Forester, Coopers’ Craft, Herradura, New Mix, Sonoma-Cutrer, Chambord, Benriach, GlenDronach, Glenglassaugh, Slane, and Fords Gin. Brown-Forman’s brands are supported by approximately 4,800 employees and sold in more than

170 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.

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Important Information on Forward-Looking Statements:
This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:
•Impact of health epidemics and pandemics, including the COVID-19 pandemic, and the resulting negative economic impact and related governmental actions
•Risks associated with being a U.S.-based company with global operations, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American spirits and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar
•Changes in laws, regulatory measures, or governmental policies – especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, or capital gains) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur
•Unfavorable global or regional economic conditions, particularly related to the COVID-19 pandemic, and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Dependence upon the continued growth of the Jack Daniel’s family of brands
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; legalization of marijuana use on a more widespread basis; shifts in consumer purchase practices from traditional to e-commerce retailers; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Decline in the social acceptability of beverage alcohol in significant markets
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, labor, or finished goods
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Competitors’ and retailers’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Inventory fluctuations in our products by distributors, wholesalers, or retailers
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Counterfeiting and inadequate protection of our intellectual property rights
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Significant legal disputes and proceedings, or government investigations
•Cyber breach or failure or corruption of key information technology systems, or failure to comply with personal data protection laws
•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, board of directors, family stockholders, operations, business performance, or prospects
•Failure to attract or retain key executive or employee talent
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure

For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.